Exhibit 13.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Republic Power Group Limited (the “Registrant”) on Form 20-F for the year ended June 30, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 12, 2025	/s/ Ziyang Long
Ziyang Long
Chief Executive Officer
(Principal Executive Officer)

Date: December 12, 2025	/s/ Chak Ming Wong
Chak Ming Wong
Chief Financial Officer
(Principal Financial Officer)